UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 13, 2025
 _____________________
PALO ALTO NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Tannery Way
Santa Clara, California 95054
(Address of principal executive office, including zip code)
(408) 753-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On August 18, 2025, Palo Alto Networks, Inc. (the “Company”) issued a press release announcing its financial results for its fourth quarter and fiscal year ended July 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Nir Zuk
On August 13, 2025, Nir Zuk informed the Board of Directors (the “Board”) of the Company of his resignation as the Company’s Chief Technology Officer and as a director on the Board, effective August 14, 2025. Mr. Zuk is expected to continue to provide advisory services to the Company through November 2, 2026, in connection with the Company’s Continued Service Policy. Mr. Zuk resigned voluntarily for strictly personal reasons.
The forgoing description of Mr. Zuk’s continued services to the Company is qualified in its entirety by the full text of the Company’s Continued Service Policy (see Exhibit 10.21 to our Annual Report on Form 10-K for the fiscal year ended July 31, 2024 filed with the Securities and Exchange Commission on September 6, 2024).
Lee Klarich
On August 14, 2025, the Board appointed Lee Klarich to the Board to serve as a Class I director whose term expires at the annual meeting of the Company to be held in 2027. In addition, the Board appointed Mr. Klarich as the chair of the Security Committee of the Board, and to assume an expanded role as the Company’s Chief Product and Technology Officer.
Prior to this appointment, Mr. Klarich, age 50, served as the Company’s Chief Product Officer since August 2017. Mr. Klarich served as the Company’s Executive Vice President of Product Management from November 2015 to August 2017, as the Company’s Senior Vice President, Product Management from November 2012 to November 2015, and as the Company’s Vice President, Product Management from May 2006 to November 2012. Prior to joining the Company, Mr. Klarich held various positions at NetScreen Technologies, Juniper Networks, Excite@Home, and Packard Bell-NEC. Mr. Klarich holds a B.S. in Engineering from Cornell University.
As Mr. Klarich is an existing employee of the Company, he will not receive additional compensation in connection with his appointment to the Board under the Company’s Amended and Restated Outside Director Compensation Policy. Mr. Klarich will continue to be compensated in connection with his employment with the Company; as the Company’s Chief Product and Technology Officer.
Mr. Klarich has executed the Company’s standard form of indemnification agreement (see Exhibit 10.1 to our Annual Report on Form 10-K for the fiscal year ended July 31, 2024 filed with the Securities and Exchange Commission on September 6, 2024).
There is no arrangement or understanding between Mr. Klarich and any other persons pursuant to which Mr. Klarich was elected as a director.
Mr. Klarich is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On August 18, 2025, the Company issued a press release announcing the appointment of Mr. Klarich as a director, and the resignation of Mr. Zuk. The press release is attached herewith as Exhibit 99.2.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 14, 2025, the Board adopted amended and restated bylaws of the Company (the bylaws, as amended and restated, the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws: (i) align the Company’s bylaws with developments in current practice, (ii) clarify and update the advance notice provisions regarding procedural mechanics and disclosure requirements applicable to stockholder nominations of director candidates and submissions of proposals regarding other business, (iii) designate the Court of Chancery of the State of Delaware as the exclusive forum for certain stockholder and intra-corporate disputes, and establish the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and (iv) make certain other ministerial, technical and conforming changes.
The foregoing summary of, and the description of the revisions to, the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We use words such as “anticipates,” “believes,” “continue,” “estimate,” “expects,” “future,” “intends,” “may,” “plan,” and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause actual results to differ materially from those expected or implied in any forward-looking statement include, but are not limited to those discussed in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) on May 21, 2025, which is available on our website at investors.paloaltonetworks.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other documents that we file with or furnish to the SEC from time to time. Unless otherwise provided herein, all statements in this filing are as of the date of this filing, and we do not assume any obligation to update forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of the Company, as adopted on August 14, 2025
99.1	Press release dated as of August 18, 2025
99.2	Press release dated as of August 18, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ NIKESH ARORA
Nikesh Arora
Chairman and Chief Executive Officer

Date: August 18, 2025